UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 June 28, 2005
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                Date of Report (Date of earliest event reported)

                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          0-12965                                     13-3163744
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  (Commission file number)               (IRS employer identification number)

                        400 MASSASOIT AVENUE, SUITE 200
                      EAST PROVIDENCE, RHODE ISLAND 02914
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                    (Address of principal executive offices)

                                 (401) 434-5522
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              (Registrant's telephone number, including area code)

                                     Not Applicable
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              (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM   1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

       SETTLEMENT AGREEMENT AND MUTUAL RELEASE

       On June 28, 2005, Nestor, Inc. (the "Company") entered into a Settlement Agreement and Mutual Release (the "Settlement Agreement") with Transol USA, Inc. and Transol Corporation Ltd. (collectively, "Transol"), settling the patent infringement litigation between them that was pending in the United States District Court for the Central District of California at Los Angeles (the "Litigation").

       Pursuant to the Settlement Agreement, the Company has agreed not to sue Transol or its subsidiaries, customers and vendors for infringement of either the Company's U.S. Patents No. 6,188,329, "Integrated traffic light violation citation generation and court date scheduling system" (the "'329 Patent") or No. 6,754,663 "Video-file based citation generation system for traffic light violations" (the "'993 Patent")or related claims (together with the claims of the `329 Patent and the `663 Patent, the "Subject Claims") unless the Subject Claims are infringed by a system that displays video including multiple image sequences synchronized to provide simultaneous independent views of the same traffic violation. Transol may not assign its right to not be sued except that if Transol is acquired or substantially all of Transol's asset or assets related to the business of automated traffic enforcement are acquired, the acquirer succeeds to those rights with respect to Transol's products as of the acquisition or substantially similar products.

       Further, Transol has agreed not to initiate any challenge to any patent containing a Subject Claim or voluntarily cooperate with any such challenge so long as it does not have a reasonable apprehension of a law suit based on the Subject Claims.

       Pursuant to the Settlement Agreement, the Company and Transol filed a stipulation of dismissal of the Litigation that provided for the withdrawal and vacater of the court's April 26, 2005 Order granting Transol's motion for summary judgment, which Order was withdrawn and vacated by the court.

       In addition, the Company and Transol agreed to release all claims against one another arising on or before June 28, 2005, except that each retains the right to raise claims of invalidity and unenforceability of the other's patents in any action brought by the other.



                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Harold A. Joannidi
                                          --------------------------------------
                                          Harold A. Joannidi
                                          Treasurer and Chief Financial Officer


Dated:     July 5, 2005